Fund/Ticker
Fidelity Sustainable High Yield ETF/FSYD
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Summary Prospectus
December 30, 2025

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated December 30, 2025 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® Sustainable High Yield ETF
Investment Objective
Fidelity® Sustainable High Yield ETF seeks a high level of income. The fund may also seek capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.55%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$56
3 years	$176
5 years	$307
10 years	$689

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies
   Normally investing at least 80% of assets in debt securities rated below investment grade (also referred to as high yield debt securities or junk bonds) that Fidelity Management & Research Company LLC (FMR or Adviser) believes have positive environmental, social and governance (ESG) characteristics.
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
Below investment grade debt securities are debt securities that are rated below BBB- or its equivalent by at least one nationally recognized statistical ratings organization (NRSRO), or, if unrated, determined by the Adviser to be of comparable quality.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  When assessing the ESG characteristics of a security, the Adviser considers the following, where available: (i) the sustainability practices of the security's issuer or sponsor, as applicable (each, an "issuer"), based on an evaluation of such issuer's individual ESG profile; (ii) ESG factors related to the security's underlying pool of assets; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security's positive ESG characteristics can be determined under any of those three factors.
  Using the Adviser's proprietary ESG ratings process to evaluate the current state of an issuer's sustainability practices using a data-driven framework that includes both proprietary and third-party data, and also provide a qualitative forward-looking assessment of an issuer's sustainability outlook provided by the Adviser's fundamental research analysts and ESG team.
  The Adviser's ESG ratings of issuers are derived from multiple factors, including an issuer's environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, vulnerability to the physical impacts of climate change, and research and investment into products, services, and energies that reduce emissions and/or provide opportunities to transition to less carbon-intensive products or operations. An assessment of an issuer's social profile includes, but is not limited to, its approach to diversity and inclusion, human capital management, data privacy, product safety and human rights. With respect to governance, the independence and diversity of an issuer's board, its compensation practices and board oversight of critical ESG issues are considered as part of the assessment. These factors are weighted based on how material the Adviser believes each factor is to an issuer's financial outlook, and not all factors may be applicable to all issuers. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG characteristics and well-managed ESG risks.
  Investing in issuers that FMR believes deliver tangible environmental or social impact through core business operations. An assessment of the impact characteristics of an issuer may involve corporate engagement and an analysis of issuer alignment with the United Nations Sustainable Development Goals using qualitative analysis as well as proprietary or third-party data. For example, issuers that provide access to clean water, education, or clean energy through their core business may be considered to deliver tangible impact.
  When evaluating securitized debt securities (including mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities), generally considering the issuer's ESG rating along with ESG factors related to the underlying pool of assets, such as energy efficiency and environmental impact of the underlying assets; providing access to affordable housing or opportunities for first time home ownership; and compliance with fair lending laws.
  Using the ICE® BofA® US High Yield Constrained Index as a guide in structuring the fund and selecting its investments as it relates to credit quality distribution and risk characteristics.
  Potentially investing in securities that have a higher credit quality than securities in the index.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  In addition to the ESG ratings process, using a proprietary multifactor quantitative model and fundamental analysis to screen over 1,000 bonds. The multifactor quantitative model uses a value and quality factor-based methodology to identify bonds with strong return potential and low probability of default. FMR also uses fundamental analysis of factors such as each issuer's financial condition and industry position, as well as economic and market conditions, to select investments.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see "Fund Basics - Investment Details - Sustainable Investing Exclusions" for additional information.
Principal Investment Risks
  Sustainability Risk.
Application of Fidelity Management & Research Company LLC's (FMR) (the Adviser) ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Fluctuation of Net Asset Value and Share Price.
The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV.
Given the nature of the relevant markets for certain of the fund's securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs.
In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Trading Issues.
There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund's shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.
Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and additional indexes over various periods of time. The additional indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2023	2024
12.81%	8.69%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	6.95%	December 31, 2023
Lowest Quarter Return	-0.28%	September 30, 2023
Year-to-Date Return	7.71%	September 30, 2025

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2024	Past 1 year	Life of fund
Fidelity® Sustainable High Yield ETF
Return Before Taxes	8.69%	4.62% A
Return After Taxes on Distributions	5.85%	1.90% A
Return After Taxes on Distributions and Sale of Fund Shares	5.09%	2.31% A
ICE® BofA® US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	8.20%	4.63%
ICE® US High Yield Best-in-Class ESG Index (reflects no deduction for fees, expenses, or taxes)	8.34%	4.37%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.04%	-0.59%

AFrom February 15, 2022.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2022.
Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares
Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.
1.9904453.104	SHY-SUM-1225